SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

JANUARY 13, 2004

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia
(State or other Jurisdiction of Incorporated or	58-2079583
Organization)	(IRS employer identification no.)
8 Perimeter Center East
Suite 8050
Atlanta, GA 30346	770-481-0305
(Address of Principal Executive Offices)	(Registrant’s Telephone Number Including area
(Zip Code)	code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release Announcing December 2003 Hotel Statistics

ITEM 9. REGULATION FD DISCLOSURE

On January 13, 2004, Jameson Inns, Inc. issued a press release announcing December 2003 hotel statistics. A copy of the press release is filed as an exhibit to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC.

Dated as of January 13, 2004	By: Craig R. Kitchin

/s/ Craig R. Kitchin
Its: President & Chief Financial Officer